UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 17, 2006
SOUTHFIRST BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State of Incorporation)	1-13640 (Commission File Number)	63-1121255 (I.R.S. Employer Identification No.)
126 North Norton Avenue, Sylacauga, Alabama 35150
(Address of Principal Executive Offices / Zip Code)
(256) 245-4365
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01(d) Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
SIGNATURE
EX-99.1 PRESS RELEASE ISSUED ON FEBRUARY 21, 2006

Item 3.01(d) Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
          On February 17, 2006, SouthFirst Bancshares, Inc. (the “Registrant”) filed an application with the Division of Market Regulation, Securities and Exchange Commission, for voluntary removal by the Registrant of the listing of the Registrant’s Common Stock on the American Stock Exchange (AMEX) pursuant to Section 12(d) of the Securities and Exchange Act of 1934 and Rule 12d2-2 promulgated thereunder. The Registrant has made arrangements with Howe Barnes Investments, Inc., an Illinois corporation, for it to act as a market maker for the Registrant’s Common Stock on the Over the Counter Bulletin Board (OTCBB) following acceptance by the OTCBB and cessation of trading of the Registrant’s Common Stock on the AMEX.
Item 8.01 Other Events
          On February 21, 2006, the Registrant issued a press release announcing the filing. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c)   Exhibits

Item 99.1	Press release issued by SouthFirst Bancshares, Inc. on February 21, 2006
SIGNATURE
          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                        SOUTHFIRST BANCSHARES, INC.

Dated: February 21, 2006	By:	/s/ Sandra H. Stephens
Sandra H. Stephens
Chief Executive Officer